You should review the definitive Proxy Statement relating to the shareholder actions described below that will be filed with the Securities and Exchange Commission, because the Proxy Statement will contain important information about those actions. Once the definitive Proxy Statement is filed with the Securities and Exchange Commission, you may obtain a free copy of the document by visiting the SEC website at www.sec.gov. You may also obtain a free copy of the definitive Proxy Statement and any related documents by calling the Wilmington Funds at 1-800-836-2211.

Supplement dated October 4, 2016, to the Wilmington Multi-Manager Alternatives Fund

Statutory and Summary Prospectuses dated August 31, 2016

At a meeting of the Board of Trustees (the “Board”) of the Trust on September 15, 2016, the Board approved a change to the Investment Goal of the Wilmington Multi-Manager Alternatives Fund (the “Fund”), and directed that the revised Investment Goal be submitted to a vote of the shareholders of the Fund at a special meeting to be held on November 30, 2016. The record date for the special meeting is October 13, 2016.

The Investment Goal is a “fundamental policy” of the Fund, which means that the goal may not be changed without shareholder approval. The revised Investment Goal is being proposed in connection with a restructuring of the Fund’s principal investment strategy from a multi-manager/multi-alternative strategy format to a single subadviser implementing a global hedged equity strategy. The Fund will also change its name. The name change and the revised principal investment strategy do not require shareholder approval.

The Board has also approved changing the Fund’s Investment Goal from a “fundamental policy” of the Fund to a “non-fundamental policy,” and directed that the change be submitted to a vote of the shareholders of the Fund at the special meeting on November 30, 2016. If the shareholders approve the change of the Investment Goal to a “non-fundamental policy,” then the Board would be able to approve a change to the Investment Goal in the future without shareholder approval, as long as the Board determines that the change is in the best interests of the Fund.

The Board (a majority of which are independent trustees) is conducting the solicitation of shareholder proxies to vote on the revised Investment Goal and on reclassifying the Investment Goal as a non-fundamental policy. Information regarding the direct and indirect interests of the Trustees in the Trust and the Fund are set forth in the Trust’s Statement of Additional Information dated August 31, 2016. The Trust has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) that describes the reasons for the proposals to revise the Investment Goal and to make the Investment Goal a non-fundamental policy, in more detail. The preliminary proxy statement is subject to SEC review and comment, is not complete, and may be changed. Please read the definitive proxy statement when it becomes available.

The Trust expects to mail definitive proxy solicitation materials to shareholders of the Fund on or around October 21, 2016.

Please keep this Supplement for future reference.